Goldman Sachs Funds G R O W T H E Q U I T Y F U N D S Annual Report August 31, 2002 Long-term capital growth potential from a diversified portfolio of equity investments.

G O L D M A N S A C H S G R O W T H E Q U I T Y F U N D S
Market Review
Dear Shareholder:
The year under review represented a time of great change in which the equity markets were tested by a number of factors including large-scale corporate governance scandals, a continuous stream of earnings disappointments and rising geopolitical risk.
From Recovery to Uncertainty As the fiscal year began, the events of September 11 quickly dashed expectations of a long-awaited economic recovery, throwing the markets into a state of turmoil. In an effort to stabilize the economy, the Federal Reserve Board reduced short-term interest rates aggressively during the fourth quarter of 2001, bringing the federal funds rate to 1.75%—its lowest level since the Kennedy Administration. Historically low levels of interest rates stimulated consumer spending, driving housing and auto sales to record levels. Lower rates also resulted in increases in mortgage refinancings, which had the effect of putting more cash in consumers’ pockets. Robust consumer spending combined with declining oil prices and the rapid success of U.S. armed forces in Afghanistan boosted investor confidence in the fourth quarter of 2001, providing a catalyst to stock market improvement that continued through year end. GDP for the fourth quarter grew at a solid pace of 2.7%.
Equity Market Struggles Begin in Earnest
In a surprising show of strength, GDP for the first quarter of 2002 grew at a rate of 5.0%—driven largely by increases in manufacturing production orders as companies that had previously cut production in the face of falling demand began to rebuild depleted inventories. This positive news was overshadowed, however, by the series of highly publicized accounting scandals in which a number of large, well- respected corporations admitted to fraudulent accounting practices and earnings overstatements in the billions of dollars. Investors reacted with panic, bidding the stock prices of such companies down by as much as 95% in some cases. Even stocks with sound accounting practices were deemed guilty by association as entire sectors declined at once. The markets witnessed a renewed demand for conservative, fundamentally sound companies with steady dividend yields, demonstrated earnings growth and positive cash flows.
Concerns about corporate governance issues escalated throughout the year, as additional evidence kept existing scandals in the limelight. Downside earnings guidance from companies across a range of sectors contributed to the equity market malaise, as did news of a sharp decline in GDP growth for the second quarter, which fell to 1.1%. News of a slowing economy drove stocks in economically sensitive sectors such as technology, telecommunications and consumer discretionary down further. As a result of these factors, the third quarter of 2002 marked the worst equity market performance since the fourth quarter of 1987.
In spite of the gloom permeating the stock market, we believe the economy is soundly positioned for a gradual recovery over the next 12 months. With interest rates at historic lows, inflation in check and consumer spending remaining strong, a solid foundation is in place for future growth. In the months ahead, we expect equity market returns to stabilize and much of today’s uncertainty to subside as corporate governance issues are resolved and as companies begin to show improvements in profitability once again.
NOT FDIC As always, we appreciate your investment in the Goldman Sachs Funds and look forward to continuing
INSURED to serve your financial needs in the years to come. May Lose Value Sincerely, No Bank Guarantee
David W. Blood Head, Goldman Sachs Asset Management
September 10, 2002

GOLDMAN SACHS GROWTH EQUITY FUNDS

What Differentiates Goldman Sachs' Growth Investment Process?

Over the past 20 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

GOLDMAN SACHS' GROWTH INVESTMENT PROCESS

1 BUY THE BUSINESS

2 BUY HIGH-QUALITY GROWTH BUSINESSES

3 BUY AT AN ATTRACTIVE PRICE

1 BUY THE BUSINESS

Make decisions as long-term business owners rather than as stock traders

Perform in-depth, fundamental research

Focus on long-term structural and competitive advantages

Result

Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum

2 BUY HIGH-QUALITY GROWTH BUSINESSES

Identify high quality growth businesses. Some required investment criteria include:

- Established brand names
- Dominant market shares
- Pricing power
- Recurring revenue streams
- Free cash flow
- Long product life cycles
- Favorable long-term growth prospects
- Excellent management

Result

Investment in businesses that meet these criteria — and are strategically positioned for consistent long-term growth

3 BUY AT AN ATTRACTIVE PRICE

- Perform rigorous valuation analysis of every potential investment
- Use valuation tools and analytics to ensure that the high-quality business franchises we have identified also represent sound investments

Result

Good investment decisions based on solid understanding of what each business is worth

Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

1

FUND BASICS

Capital Growth Fund

as of August 31, 2002

Assets Under Management

$2.1 Billion

Number of Holdings

90

NASDAQ SYMBOLS

Class A Shares

GSCGX

Class B Shares

GSCBX

Class C Shares

GSPCX

Institutional Shares

GSPIX

Service Shares

GSPSX

PERFORMANCE REVIEW

September 1, 2001–August 31, 2002	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	-21.74%	-17.99%
Class B	-22.31	-17.99
Class C	-22.33	-17.99
Institutional	-21.41	-17.99
Service	-21.78	-17.99

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The S&P 500 Index (with dividends reinvested) is the Standard & Poor's 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/02	Class A	Class B	Class C	Institutional	Service
One Year	-27.97%	-28.13%	-25.09%	-23.45%	-23.84%
Five Years	3.10	3.08	N/A	N/A	4.18[4]
Ten Years	10.83	N/A	N/A	N/A	11.41[4]
Since Inception	11.44 (4/20/90)	8.01 (5/1/96)	2.72 (8/15/97)	3.86 (8/15/97)	11.91[4] (4/20/90)

[3] The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

[4] Performance data for Service Shares prior to August 15, 1997 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Capital Growth Fund reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/02[5]

Holding	% of Total Net Assets	Line of Business
Microsoft Corp.	4.9%	Computer Software
Wal-Mart Stores, Inc.	3.9	Department Stores
Pfizer, Inc.	3.7	Drugs
Exxon Mobil Corp.	3.6	Energy Resources
General Electric Co.	3.5	Industrial Parts
Viacom, Inc. Class B	2.8	Entertainment
Fannie Mae	2.8	Financial Services
Freddie Mac	2.7	Financial Services
Johnson & Johnson	2.4	Drugs
PepsiCo, Inc.	2.4	Food and Beverage

[5] The top 10 holdings may not be representative of the Fund's future investments.

2

GOLDMAN SACHS CAPITAL GROWTH FUND

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/02

Class A Shares	One Year	Five Years	Ten Years	Since Inception (4/20/90)
Returns before taxes*	-27.97%	3.10%	10.83%	11.44%
Returns after taxes on distributions**	-27.99	1.34	7.67	8.60
Returns after taxes on distributions and sale of Fund shares***	-17.14	2.30	7.66	8.43

As of December 1, 2001, the mutual fund industry is required to provide standardized after-tax performance in sales literature for funds that either include other forms of after-tax performance in their sales literature or portray themselves as being managed to limit the effect of taxes on performance. Above are standardized after-tax returns for Class A Shares of Goldman Sachs Capital Growth Fund to which the new requirement applies. The after-tax returns for Class B and Class C Shares will vary.

Standardized after-tax returns assume reinvestment of all distributions at net asset value and reflect a maximum initial sales charge of 5.5% for Class A Shares. The returns are calculated using the historical highest individual federal marginal income tax rates (those rates as of August 31, 2002 were 38.6% for ordinary income dividends and 20% for capital gain distributions) and do not reflect state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* ***Returns before taxes*** *do not reflect taxes on distributions on the Fund's Class A Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.*

** ***Returns after taxes on distributions*** *assume that taxes are paid on distributions on the Fund's Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.*

*** ***Returns after taxes on distributions and sale of Fund shares*** *reflect taxes paid on the Fund's Class A Shares and taxes applicable when the investment is redeemed (sold) by you.*

3

P O R T F O L I O R E S U L T S
Capital Growth Fund
Dear Shareholder, This report provides a summary of the performance of the Goldman Sachs Capital Growth Fund for the one-year period that ended August 31, 2002.
Performance Review Over the one-year period that ended August 31, 2002, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of -21.74%, -22.31%, -22.33%, -21.41%, and -21.78%, respectively. These returns compare to the -17.99% cumulative total return of the Fund’s benchmark, the S&P 500 Index. As these returns indicate, it has been a difficult investment environment and the Fund was unable to avoid the weakness that permeated the financial markets.
For the one-year period, the Fund was negatively impacted by its overweight position in the Media & Communications sector. This group has experienced weak returns for several quarters, as investor pessimism over the future of the advertising industry adversely affected the Fund’s holdings. Nevertheless, we have confidence in the long-term growth prospects of the Fund’s holdings in these industries. Media & Communications companies exhibit several of the characteristics we seek in high quality growth investments, such as recurring revenue stream, free cash flow, and established brand name.
Portfolio Composition As bottom-up stock pickers, we focus on the real worth of the business and, to the extent that we find several businesses in related industries that have long-term growth potential, we may become heavily invested in a particular sector. With this in mind, as of August 31, 2002, the Consumer Staples, Consumer Discretionary, and Media & Communications sectors constituted a large portion of the Fund. The Fund tends to avoid making heavy investments in Capital Goods, Basic Industry, and other cyclical companies that we feel are incapable of exhibiting long-term growth. These types of businesses do not typically have the pricing power and strong business franchise characteristics that we prefer.
Portfolio Highlights Although the overall equity markets fell during the reporting period, a number of holdings within the Fund’s portfolio performed relatively well.
Harrah’s Entertainment, Inc. — Harrah’s Entertainment, Inc. (Harrah’s) is the most diversified gaming company in the United States and the only such firm that has pursued a national brand for its casinos. Harrah’s generates approximately more than half of its cash flow from its diversified riverboat operations, one third from Atlantic City operations, and the remainder from its Las Vegas operations. Harrah’s disciplined approach to new investment and same-store growth philosophy has allowed it to generate consistently growing cash flows without the need for significant new investment. Because riverboats rely on local populations for their customer base, the casinos require much less reinvestment to attract customers.

P O R T F O L I O R E S U L T S
Energizer Holdings, Inc. — Energizer Holdings, Inc. (Energizer) is the world’s second largest manufacturer of primary batteries and flashlights. The battery industry has grown at a steady pace for the last 20 years as consumers’ demand for portable power is driven by global economic growth. The industry has settled into an oligopoly with the three largest competitors accounting for virtually all of the U.S. market and over half of the global market. With improve- ments in technology, battery producers are able to continue to transition consumers to more powerful, and higher margin products.
The Procter & Gamble Co. — The Procter & Gamble Co. (Procter & Gamble) is a dominant worldwide manufacturer and marketer of household and personal care products. With one of the most enviable brand-name portfolios in the world (including such category leaders as Tide, Pampers, Crest, Clairol, Charmin, and Bounty), Procter & Gamble is a global giant in the consumer products industry. We expect that its greatest opportunities will come from faster- growing overseas markets. Currently, the highest priorities for the firm are China, Eastern and Central Europe, and the southern portion of Latin America.
Outlook There have been recent indications that point to a modest recovery in the growth of the U.S. economy. However, this has been starkly contrasted by the continued decline in the value of U.S. equities. A number of variables have been working against companies and, as such, they have not seen their intrinsic values recognized by investors. These variables include the unsettled geopolitical situation, corporate accounting fraud, and threats of random terrorist acts. In general, we believe U.S. economic growth should continue to be gradual with corporate investment still lagging other areas of the economy. With interest rates at historically low levels, we expect business leaders to boost investment accordingly. As always, we will seek to invest in dominant franchise companies that we feel will come out of the recession with improved competitive positions. Additionally, strong operational leverage in these particular companies should lead to positive earnings performance as economic activity increases. Although certain factors will continue to weigh on the market, we anticipate robust business growth will eventually be reflected in equity valuations.
We thank you for your investment and look forward to earning your continued confidence.
Goldman Sachs Growth Investment Team
New York, September 10, 2002

FUND BASICS

Strategic Growth Fund

as of August 31, 2002

Assets Under Management

$187.8 Million

Number of Holdings

55

NASDAQ SYMBOLS

Class A Shares

GGRAX

Class B Shares

GSWBX

Class C Shares

GGRCX

Institutional Shares

GSTIX

Service Shares

GSTSX

PERFORMANCE REVIEW

September 1, 2001–August 31, 2002	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	-24.59%	-17.99%
Class B	-25.11	-17.99
Class C	-25.08	-17.99
Institutional	-24.17	-17.99
Service	-24.46	-17.99

[1] *The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

[2] *The S&P 500 Index (with dividends reinvested) is the Standard & Poor's 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.*

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/02	Class A	Class B	Class C	Institutional	Service
One Year	-31.28%	-31.39%	-28.37%	-26.84%	-27.12%
Since Inception (5/24/99)	-10.70	-10.62	-9.66	-8.67	-8.98

[3] *The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/02[4]

Holding	% of Total Net Assets	Line of Business
Microsoft Corp.	5.1%	Computer Software
Pfizer, Inc.	5.0	Drugs
Freddie Mac	4.5	Financial Services
Fannie Mae	4.3	Financial Services
Wal-Mart Stores, Inc.	4.0	Department Stores
Viacom, Inc. Class B	3.8	Entertainment
Johnson & Johnson	3.6	Drugs
Wyeth	3.4	Drugs
PepsiCo, Inc.	3.1	Food and Beverage
First Data Corp.	3.0	Financial Services

[4] *The top 10 holdings may not be representative of the Fund's future investments.*

6

P O R T F O L I O R E S U L T S
Strategic Growth Fund
Dear Shareholder, This report provides a summary of the performance of the Goldman Sachs Strategic Growth Fund for the one-year period that ended August 31, 2002.
Performance Review Over the one-year period that ended August 31, 2002, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of -24.59%, -25.11%, -25.08%, -24.17%, and -24.46%, respectively. These returns compare to the -17.99% cumulative total return of the Fund’s benchmark, the S&P 500 Index. As these returns indicate, it has been a difficult investment environment. Not only was the Fund unable to avoid the weakness that permeated the financial markets, but poor stock selection also hampered results.
Throughout the one-year period, the Fund’s Media & Communications investments contributed negatively to performance. Since companies in this sector possess several of the characteristics we seek in high quality growth businesses, a large portion of the portfolio is invested in this particular area. Weak growth in this group can be partly attributed to an extremely sluggish advertising market. Nevertheless, indications point to a near-term recovery as corporations begin to allocate a larger portion of their budgets to this area. Both AOL Time Warner, Inc. and Liberty Media Corp. fell during the period and hurt the Fund’s absolute performance.
Portfolio Composition The Strategic Growth Fund invests primarily in large-cap growth stocks. More specifically, we focus the portfolio on high quality growth companies with dominant market share, pricing control, recurring revenue streams, and free cash flow. The Fund is more selective and focused than many mutual funds, as we typically have between 50 to 70 holdings in the portfolio.
Portfolio Highlights Although the overall equity markets fell during the reporting period, a number of holdings within the Fund’s portfolio performed relatively well.
Intuit, Inc. — Intuit, Inc. (Intuit) is one of the leaders in the e-finance world with its financial software and Web-based services. The company’s products and services enable individuals, small businesses, and financial professionals to better manage their financial lives and businesses. The power of the company’s franchise is impressive, as evidenced by Intuit’s ability to increase prices while maintaining its market share versus the competition. In the small business arena, QuickBooks is the dominant product. We believe that Intuit should be able to continue generating a recurring revenue stream and leverage its base of users.
Gannett Co., Inc. — Gannett Co., Inc. (Gannett) is a diversified media powerhouse with extensive operations in newspaper publishing, and broadcasting. While the company owns newspapers in relatively large markets such as Detroit and Phoenix, the company focuses on the top 25-75 sized markets such as Indianapolis, Des Moines, Nashville, and Cincinnati.

P O R T F O L I O R E S U L T S
Gannett’s newspapers are generally the dominant provider of media coverage in the medium- to-smaller economies they serve. They are able to earn higher than industry cash flow margins because of lower operating costs and fewer competitive pressures.
Walgreen Co. — Walgreen Co. (Walgreen) is the nation’s largest drugstore chain as measured by sales. Once considered a mature industry with limited growth potential, in recent years the retail drug store area has transformed itself into a true growth business. The major catalyst for change has been the shift to third-party payment (HMOs, etc.) for prescription drugs and the pervasive pricing pressure that has ensued. A number of positive results have followed. For example, a massive consolidation movement has occurred, both because the small mom- and-pop chains can no longer compete in this environment, and because larger chains benefit from cost-cutting opportunities when they combine their resources.
Outlook Recent indications point to a modest recovery in the growth of the U.S. economy. However, this has been starkly contrasted by the continued decline in the value of U.S. equities. A number of variables have been working against companies and, as such, they have not seen their intrinsic values recognized by investors. These variables include the unsettled geopolitical situation, corporate accounting fraud, and threats of random terrorist acts. In general, we believe U.S. economic growth should continue to be gradual with corporate investment still lagging other areas of the economy. With interest rates at historically low levels, we expect business leaders to boost investment accordingly. As always, we will seek to invest in dominant franchise companies that we feel will come out of the recession with improved competitive positions. Additionally, strong operational leverage in these particular companies should lead to positive earnings performance as economic activity increases. Although certain factors will continue to weigh on the market, we anticipate robust business growth will eventually be reflected in equity valuations.
We thank you for your investment and look forward to earning your continued confidence.
Goldman Sachs Growth Investment Team
New York, September 10, 2002

FUND BASICS

Growth Opportunities Fund

as of August 31, 2002

Assets Under Management

$620.0 Million

Number of Holdings

69

NASDAQ SYMBOLS

Class A Shares

GGOAX

Class B Shares

GGOBX

Class C Shares

GGOCX

Institutional Shares

GGOIX

Service Shares

GGOSX

PERFORMANCE REVIEW

September 1, 2001–August 31, 2002	Fund Total Return (based on NAV)[1]	S&P Midcap 400 Index[2]
Class A	-22.20%	-9.24%
Class B	-22.77	-9.24
Class C	-22.81	-9.24
Institutional	-21.89	-9.24
Service	-22.27	-9.24

[1] *The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

[2] *The S&P Midcap 400 Index is an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.*

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/02	Class A	Class B	Class C	Institutional	Service
One Year	-27.73%	-27.86%	-24.83%	-23.20%	-23.57%
Since Inception (5/24/99)	14.60	15.35	15.86	17.16	16.55

[3] *The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/02[4]

Holding	% of Total Net Assets	Line of Business
Harman International Industries, Inc.	2.3%	Consumer Durables
Millipore Corp.	2.3	Drugs
SunGard Data Systems, Inc.	2.3	Information Services
AMBAC Financial Group, Inc.	2.3	Property Insurance
King Pharmaceuticals, Inc.	2.2	Drugs
UST, Inc.	2.2	Tobacco
Entercom Communications Corp.	2.2	Media
Harrah's Entertainment, Inc.	2.1	Hotels
Mattel, Inc.	2.1	Entertainment
National Commerce Financial Corp.	2.1	Financial Services

[4] *The top 10 holdings may not be representative of the Fund's future investments.*

9

P O R T F O L I O R E S U L T S
Growth Opportunities Fund
Dear Shareholder, This report provides a summary of the performance of the Goldman Sachs Growth Opportunities Fund for the one-year period that ended August 31, 2002.
Performance Review Over the one-year period that ended August 31, 2002, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of -22.20%, -22.77%, -22.81%, -21.89%, and -22.27%, respectively. These returns compare to the -9.24% cumulative total return of the Fund’s benchmark, the S&P Midcap 400 Index.
As these returns indicate, it has been a difficult investment environment and the Fund was unable to avoid the weakness that permeated the financial markets. In addition, the Fund’s focus on investing in mid-cap growth stocks was a hindrance when its performance is compared to that of the S&P Midcap 400 Index. That is due to the fact that the Index includes stocks of both growth and value companies. During the reporting period mid-cap value stocks significantly outperformed their mid-cap growth counterparts. The market has favored more defensive securities and companies that perform well coming out of a recession.
The three growth sectors that were hardest hit were Media & Communications, Technology, and Health Care. The market scrutinized the Media & Communications sector, due to the slowdown in advertising, questions over certain accounting practices, and the lack of corporate governance. In the Technology sector, corporate spending was weak and investors favored more defensive names in the context of the difficult economic environment. In the Health Care sector, several company-specific issues led to poor performance. As a result, the growth indexes suffered dramatically for the year-to-date period.
Portfolio Composition The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. We seek companies that generally fall into these categories: (1) high growth companies with dominant market share in a niche industry, (2) companies that are undergoing fundamental improvements in their business or long-term growth rates, (3) under-followed/under-recognized growth companies whose long-term prospects are under- appreciated by Wall Street analysts. We strive to purchase these companies at reasonable valuations, in order to capture the full benefits of their growth.
Portfolio Highlights Although the overall equity markets fell during the reporting period, a number of holdings within the Fund’s portfolio performed relatively well.
Intuit, Inc. — Intuit, Inc. (Intuit), a long-time holding in the Fund, was a strong performer on both an absolute and a relative basis during the fiscal year. It has a leading market share in its two key divisions: QuickBooks and Taxes. Recently, the company has used its impressive

P O R T F O L I O R E S U L T S
balance sheet and cash flow to acquire some interesting products and services that should contribute to the company’s growth. The company’s fundamentals and financials are in excellent shape and the reported earnings have been very strong.
Entercom Communications Corp. — Entercom Communications Corp. (Entercom) is the country’s second-largest radio company with one of the most attractive portfolios of stations, a highly regarded management team, and a strong balance sheet. The company enjoys industry-leading cash-flow margins from many of its stations. In addition, it owns a pipeline of developing stations that should experience margin expansion in the next several years.
AMBAC Financial Group, Inc. — AMBAC Financial Group, Inc. (AMBAC) is the second- largest municipal bond insurer/guarantor in the United States and is a major insurer in the structured and asset-backed market. The firm also provides investment contracts and interest rate swaps to municipalities, and has a major international presence. AMBAC has benefited from the recent strength in insured penetration, or the ratio of bonds insured versus the amount coming to market. With credit rating downgrades increasing, investors are demanding more protection in the form of municipal bond insurance. Opportunities in providing AMBAC’s guarantee to structured finance and asset-backed products also abound.
Outlook The stocks we select for the Fund must satisfy the set of criteria we believe make a company strategically poised for long-term growth. These include a strong business franchise, dominant market share, high returns on invested capital, recurring revenue streams, strong balance sheets, free cash flow, and favorable long-term prospects. We also look for excellent manage- ment teams that employ capital rationally and whose incentives are aligned with shareholders. As a result, we believe the Fund should provide long-term investment results that are rewarding for its shareholders. We feel that the Fund is currently well positioned for an economic recovery and that it can potentially emerge in a competitively strengthened position even if the economic recovery is somewhat delayed.
We thank you for your investment and look forward to earning your continued confidence.
Goldman Sachs Growth Investment Team
New York, September 10, 2002

 GOLDMAN SACHS CAPITAL GROWTH FUND

Performance Summary
August 31, 2002

The following graph shows the value, as of August 31, 2002, of a $10,000 investment made on April 20, 1990 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Capital Growth Fund. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads.

Capital Growth Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested April 20, 1990 to August 31, 2002.

Average Annual Total Return through August 31, 2002	Since Inception	Ten Years	Five Years	One Year

Class A (commenced April 20, 1990)
Excluding sales charges	11.17%	10.92%	2.61%	-21.74%
Including sales charges	10.67%	10.29%	1.46%	-26.04%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charge	6.62%	n/a	1.84%	-22.31%
Including contingent deferred sales charge	6.62%	n/a	1.43%	-26.19%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charge	1.23%	n/a	1.86%	-22.33%
Including contingent deferred sales charge	1.23%	n/a	1.86%	-23.11%

Institutional Class (commenced August 15, 1997)	2.36%	n/a	3.00%	-21.41%

Service Class (commenced August 15, 1997)	1.87%	n/a	2.50%	-21.78%

GOLDMAN SACHS CAPITAL GROWTH FUND

Statement of Investments
August 31, 2002

Shares	Description	Value
Common Stocks – 99.7%

Banks – 3.0%
422,249	Bank of America Corp.	$29,591,210
198,400	The Bank of New York Co., Inc.	6,973,760
478,800	Wells Fargo & Co.	24,988,572

		61,553,542

Brokers – 0.7%
205,500	Merrill Lynch & Co., Inc.	7,443,210
177,800	Morgan Stanley Dean Witter & Co.	7,595,616

		15,038,826

Chemicals – 0.9%
478,629	E.I. du Pont de Nemours & Co.	19,293,535

Computer Hardware – 1.6%
874,990	Dell Computer Corp.*	23,283,484
1,340,080	EMC Corp.*	9,058,941

		32,342,425

Computer Software – 7.5%
321,000	International Business Machines Corp.	24,196,980
494,000	Intuit, Inc.*	22,047,220
2,035,800	Microsoft Corp.*	99,917,064
769,100	Oracle Corp.*	7,375,669

		153,536,933

Defense/Aerospace – 1.3%
226,800	Honeywell International, Inc.	6,792,660
123,800	Lockheed Martin Corp.	7,839,016
120,500	Raytheon Co.	4,217,500
134,740	United Technologies Corp.	8,002,209

		26,851,385

Department Stores – 4.3%
291,100	Family Dollar Stores, Inc.	8,310,905
1,491,000	Wal-Mart Stores, Inc.	79,738,680

		88,049,585

Drugs – 11.9%
306,500	Amgen, Inc.*	13,801,695
902,110	Bristol-Myers Squibb Co.	22,507,644
562,700	Eli Lilly & Co.	32,664,735
920,400	Johnson & Johnson	49,986,924
370,800	Merck & Co., Inc.	18,732,816
2,286,810	Pfizer, Inc.	75,647,675
289,400	Schering-Plough Corp.	6,679,352
564,800	Wyeth	24,173,440

		244,194,281

Energy Resources – 5.5%
126,800	Anadarko Petroleum Corp.	5,660,352
94,600	Apache Corp.	5,208,676
362,462	ChevronTexaco Corp.	27,775,463
2,062,712	Exxon Mobil Corp.	73,123,140

		111,767,631

Entertainment – 3.1%
471,330	Metro-Goldwyn-Mayer, Inc.*	5,538,127
1,400,930	Viacom, Inc. Class B*	57,017,851

		62,555,978

Environmental Services – 0.3%
216,800	Waste Management, Inc.	5,513,224

Financial Services – 11.9%
1,360,600	Citigroup, Inc.	44,559,650
745,600	Fannie Mae	56,501,568
810,720	First Data Corp.	28,172,520
850,300	Freddie Mac	54,504,230
1,601,070	MBNA Corp.	32,341,614
53,200	SLM Corp.	4,875,780
518,980	State Street Corp.	22,482,214

		243,437,576

Food & Beverage – 5.4%
1,231,650	PepsiCo, Inc.	48,711,757
692,000	The Coca-Cola Co.	35,292,000
512,460	Wm. Wrigley Jr. Co.	26,089,339

		110,093,096

Forest – 1.1%
359,900	International Paper Co.	13,550,235
179,800	Weyerhaeuser Co.	9,800,898

		23,351,133

Heavy Electrical – 0.9%
155,100	3M Co.	19,379,745

Home Products – 4.6%
305,100	Avon Products, Inc.	14,870,574
602,560	Colgate-Palmolive Co.	32,869,648
131,300	Kimberly-Clark Corp.	7,856,992
274,900	The Gillette Co.	8,667,597
338,780	The Procter & Gamble Co.	30,032,847

		94,297,658

Hotels – 3.7%
830,400	Harrah’s Entertainment, Inc.*	39,477,216
610,640	Marriott International, Inc.	19,986,247
639,880	Starwood Hotels & Resorts Worldwide, Inc. Class B	16,496,107

		75,959,570

Industrial Parts – 4.5%
702,100	Energizer Holdings, Inc.*	20,023,892
2,390,500	General Electric Co.	72,073,575

		92,097,467

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CAPITAL GROWTH FUND

Statement of Investments (continued)
August 31, 2002

Shares	Description	Value
Common Stocks – (continued)

Information Services – 1.4%
257,900	Automatic Data Processing, Inc.	$9,740,883
516,830	Sabre Holdings Corp.*	13,907,895
509,550	TMP Worldwide, Inc.*	5,564,286

		29,213,064

Leisure – 1.4%
2,015,100	Cendant Corp.*	28,836,081

Media – 4.8%
2,172,240	AOL Time Warner, Inc.*	27,478,836
613,745	Cablevision Systems New York Group*	5,848,990
434,730	Clear Channel Communications, Inc.*	14,859,071
183,000	Cox Communications, Inc.*	4,730,550
669,020	EchoStar Communications Corp.*	11,908,556
1,902,500	Liberty Media Corp. Series A*	15,904,900
757,100	Univision Communications, Inc.*	17,640,430

		98,371,333

Mining – 0.4%
293,900	Alcoa, Inc.	7,373,951

Oil Services – 0.3%
140,500	Schlumberger Ltd.	6,071,005

Property Insurance – 3.9%
669,145	AMBAC Financial Group, Inc.	38,482,529
652,131	American International Group, Inc.	40,953,827

		79,436,356

Publishing – 2.2%
138,900	Gannett Co., Inc.	10,550,844
326,100	The New York Times Co.	15,391,920
513,930	Valassis Communications, Inc.*	19,344,325

		45,287,089

Security/Asset Management – 0.7%
1,592,100	The Charles Schwab Corp.	14,615,478

Semiconductors – 2.6%
1,893,000	Intel Corp.	31,556,310
303,100	Intersil Corp.*	5,128,452
639,500	Texas Instruments, Inc.	12,598,150
222,621	Xilinx, Inc.*	4,301,038

		53,583,950

Specialty Retail – 3.0%
215,200	Lowe’s Companies, Inc.	8,904,976
788,850	The Home Depot, Inc.	25,976,830
775,420	Walgreen Co.	26,945,845

		61,827,651

Telecommunications Equipment – 3.0%
2,460,180	Cisco Systems, Inc.*	33,999,688
993,840	QUALCOMM, Inc.*	27,539,306

		61,538,994

Telephone – 1.6%
776,400	SBC Communications, Inc.	19,208,136
461,618	Verizon Communications, Inc.	14,310,158

		33,518,294

Thrifts – 0.2%
135,100	Washington Mutual, Inc.	5,108,131

Tobacco – 1.8%
718,090	Philip Morris Companies, Inc.	35,904,500

Wireless – 0.2%
1,649,260	Crown Castle International Corp.*	3,793,298

TOTAL COMMON STOCKS
(Cost $2,099,672,349)		$2,043,792,765

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 0.4%

Joint Repurchase Agreement Account II^
$8,300,000	1.88%	09/03/2002	$8,300,000
Maturity Value: $8,301,737

TOTAL REPURCHASE AGREEMENT
(Cost $8,300,000)			$8,300,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $2,107,972,349)			$2,052,092,765

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Shares	Description
		Value
Securities Lending Collateral – 1.2%

24,852,300	Boston Global Investment Trust – Enhanced Portfolio	$24,852,300

TOTAL SECURITIES LENDING COLLATERAL
(Cost $24,852,300)		$24,852,300

TOTAL INVESTMENTS
(Cost $2,132,824,649)		$2,076,945,065

*	Non-income producing security.

^	Joint repurchase agreement was entered into on August 30, 2002.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS STRATEGIC GROWTH FUND

Performance Summary
August 31, 2002

The following graph shows the value, as of August 31, 2002, of a $10,000 investment made on May 24, 1999 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Strategic Growth Fund. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads.

Strategic Growth Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested May 24, 1999 to August 31, 2002.

Average Annual Total Return through August 31, 2002	Since Inception	One Year

Class A (commenced May 24, 1999)
Excluding sales charges	-10.49%	-24.59%
Including sales charges	-12.02%	-28.76%

Class B (commenced May 24, 1999)
Excluding contingent deferred sales charges	-11.13%	-25.11%
Including contingent deferred sales charges	-11.95%	-28.85%

Class C (commenced May 24, 1999)
Excluding contingent deferred sales charges	-11.09%	-25.08%
Including contingent deferred sales charges	-11.09%	-25.83%

Institutional Class (commenced May 24, 1999)	-10.10%	-24.17%

Service Class (commenced May 24, 1999)	-10.42%	-24.46%

GOLDMAN SACHS STRATEGIC GROWTH FUND

Statement of Investments
August 31, 2002

Shares	Description	Value
Common Stocks – 100.0%

Computer Hardware – 2.7%
123,300	Dell Computer Corp.*	$3,281,013
253,000	EMC Corp.*	1,710,280

		4,991,293

Computer Software – 6.7%
69,700	Intuit, Inc.*	3,110,711
194,200	Microsoft Corp.*	9,531,336

		12,642,047

Department Stores – 5.0%
68,500	Family Dollar Stores, Inc.	1,955,675
141,000	Wal-Mart Stores, Inc.	7,540,680

		9,496,355

Drugs – 16.0%
28,800	Amgen, Inc.*	1,296,864
32,800	Bristol-Myers Squibb Co.	818,360
83,100	Eli Lilly & Co.	4,823,955
123,000	Johnson & Johnson	6,680,130
283,610	Pfizer, Inc.	9,381,819
33,500	Schering-Plough Corp.	773,180
148,500	Wyeth	6,355,800

		30,130,108

Entertainment – 4.2%
66,200	Metro-Goldwyn-Mayer, Inc.*	777,850
175,734	Viacom, Inc. Class B*	7,152,374

		7,930,224

Financial Services – 15.1%
105,500	Fannie Mae	7,994,790
164,000	First Data Corp.	5,699,000
132,000	Freddie Mac	8,461,200
130,050	MBNA Corp.	2,627,010
82,400	State Street Corp.	3,569,568

		28,351,568

Food & Beverage – 7.4%
148,030	PepsiCo, Inc.	5,854,586
70,300	The Coca-Cola Co.	3,585,300
86,300	Wm. Wrigley Jr. Co.	4,393,533

		13,833,419

Home Products – 3.4%
19,800	Avon Products, Inc.	965,052
44,700	Colgate-Palmolive Co.	2,438,385
33,200	The Procter & Gamble Co.	2,943,180

		6,346,617

Hotels – 4.0%
79,600	Harrah’s Entertainment, Inc.*	3,784,184
55,600	Marriott International, Inc.	1,819,788
70,900	Starwood Hotels & Resorts Worldwide, Inc. Class B	1,827,802

		7,431,774

Industrial Parts – 2.5%
75,166	Energizer Holdings, Inc.*	2,143,734
85,000	General Electric Co.	2,562,750

		4,706,484

Information Services – 1.8%
99,100	Sabre Holdings Corp.*	2,666,781
65,100	TMP Worldwide, Inc.*	710,892

		3,377,673

Leisure – 1.9%
251,800	Cendant Corp.*	3,603,258

Media – 9.4%
224,900	AOL Time Warner, Inc.*	2,844,985
118,720	Clear Channel Communications, Inc.*	4,057,850
51,700	Cox Communications, Inc.*	1,336,445
95,800	EchoStar Communications Corp.*	1,705,240
456,000	Liberty Media Corp.*	3,812,160
166,197	Univision Communications, Inc.*	3,872,390

		17,629,070

Property Insurance – 2.2%
72,300	AMBAC Financial Group, Inc.	4,157,973

Publishing – 2.6%
17,300	Gannett Co., Inc.	1,314,108
36,400	The New York Times Co.	1,718,080
52,000	Valassis Communications, Inc.*	1,957,280

		4,989,468

Security/Asset Management – 2.4%
487,000	The Charles Schwab Corp.	4,470,660

Semiconductors – 3.3%
211,900	Intel Corp.	3,532,373
36,100	Intersil Corp.*	610,812
102,770	Texas Instruments, Inc.	2,024,569

		6,167,754

Specialty Retail – 3.4%
19,900	Lowe’s Companies, Inc.	823,462
63,950	The Home Depot, Inc.	2,105,874
101,300	Walgreen Co.	3,520,175

		6,449,511

Telecommunications Equipment – 4.9%
361,000	Cisco Systems, Inc.*	4,989,020
149,700	QUALCOMM, Inc.*	4,148,187

		9,137,207

Tobacco – 0.8%
30,500	Philip Morris Companies, Inc.	1,525,000

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS STRATEGIC GROWTH FUND

Statement of Investments (continued)
August 31, 2002

Shares	Description	Value
Common Stocks – (continued)

Wireless – 0.3%
236,900	Crown Castle International Corp.*	$544,870

TOTAL COMMON STOCKS
(Cost $228,717,574)		$187,912,333

TOTAL INVESTMENTS
(Cost $228,717,574)		$187,912,333

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Performance Summary
August 31, 2002

The following graph shows the value, as of August 31, 2002, of a $10,000 investment made on May 24, 1999 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Growth Opportunities Fund. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s Midcap 400 Index (with dividends reinvested) (“S&P Midcap 400 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, and Service Shares will vary from Class A Shares due to differences in fees and loads.

Growth Opportunities Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested May 24, 1999 to August 31, 2002.

Average Annual Total Return through August 31, 2002	Since Inception	One Year

Class A (commenced May 24, 1999)
Excluding sales charges	12.67%	-22.20%
Including sales charges	10.75%	-26.46%

Class B (commenced May 24, 1999)
Excluding contingent deferred sales charges	12.06%	-22.77%
Including contingent deferred sales charges	11.31%	-26.63%

Class C (commenced May 24, 1999)
Excluding contingent deferred sales charges	11.83%	-22.81%
Including contingent deferred sales charges	11.83%	-23.58%

Institutional Class (commenced May 24, 1999)	13.11%	-21.89%

Service Class (commenced May 24, 1999)	12.52%	-22.27%

 GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Statement of Investments
August 31, 2002

Shares	Description	Value
Common Stocks – 96.3%

Apparel – 1.2%
303,790	Coach, Inc.*	$7,482,348

Banks – 1.3%
247,001	Charter One Financial, Inc.	8,323,934

Biotechnology – 0.8%
190,800	MedImmune, Inc.*	4,895,928

Chemical – 1.1%
178,200	Cambrex Corp.	6,826,842

Clothing – 1.8%
235,100	Chico’s FAS, Inc.*	4,123,654
346,300	The TJX Companies, Inc.	6,849,814

		10,973,468

Computer Hardware – 1.5%
260,100	Pitney Bowes, Inc.	9,428,625

Computer Software – 8.0%
224,800	Business Objects SA ADR*	4,298,176
384,605	Cognos, Inc.*	6,942,120
273,276	Intuit, Inc.*	12,196,308
238,800	PeopleSoft, Inc.*	3,839,904
300,212	Sabre Holdings Corp.*	8,078,705
253,500	Siebel Systems, Inc.*	2,144,610
206,304	Symantec Corp.*	5,900,294
976,612	Witness Systems, Inc.*	6,396,809

		49,796,926

Consumer Durables – 5.4%
200,869	Ethan Allen Interiors, Inc.	6,825,529
281,393	Harman International Industries, Inc.	14,472,042
345,200	The Stanley Works	12,040,576

		33,338,147

Drugs – 5.5%
141,400	IDEC Pharmaceuticals Corp.*	5,681,452
654,595	King Pharmaceuticals, Inc.*	13,949,420
407,100	Millipore Corp.	14,366,559

		33,997,431

Electrical Equipment – 3.0%
266,815	Amphenol Corp.*	10,357,758
361,300	Celestica, Inc.*	8,299,061

		18,656,819

Electronic Manufacturing Services – 1.0%
314,500	Jabil Circuit, Inc.*	5,884,295

Energy Resources – 1.1%
214,778	Pogo Producing Co.	7,055,457

Entertainment – 4.2%
367,979	LodgeNet Entertainment Corp.*	3,867,459
671,700	Mattel, Inc.	13,051,131
764,100	Metro-Goldwyn-Mayer, Inc.*	8,978,175

		25,896,765

Financial Services – 2.1%
467,900	National Commerce Financial Corp.	12,951,472

Hotel – 3.0%
277,300	Harrah’s Entertainment, Inc.*	13,182,842
219,000	Starwood Hotels & Resorts Worldwide, Inc. Class B	5,645,820

		18,828,662

Industrial Parts – 5.3%
103,400	American Standard Companies, Inc.*	7,406,542
446,162	Energizer Holdings, Inc.*	12,724,540
283,800	Grainger W.W., Inc.	12,785,190

		32,916,272

Industrial Services – 4.2%
177,400	ARAMARK Corp. Class B*	4,018,110
513,314	ITT Educational Services, Inc.*	9,265,318
412,564	Pittston Brink’s Group	9,942,792
167,600	Robert Half International, Inc.*	2,902,832

		26,129,052

Information Services – 6.3%
259,800	Affiliated Computer Services, Inc.*	11,561,100
171,160	BARRA, Inc.*	5,971,772
570,734	SunGard Data Systems, Inc.*	14,068,593
696,880	TMP Worldwide, Inc.*	7,609,930

		39,211,395

Internet – 1.4%
679,320	CheckFree Corp.*	8,403,188

Leisure – 2.1%
894,500	Cendant Corp.*	12,800,295

Life Insurance – 1.2%
452,107	Phoenix Cos., Inc.	7,188,501

Media – 11.3%
1,333,227	Cablevision Systems New York Group*	12,705,653
347,921	EchoStar Communications Corp.*	6,192,994
314,922	Entercom Communications Corp.*	13,793,584
726,000	Entravision Communications Corp.*	8,929,800
1,094,189	Mediacom Communications Corp.*	6,455,715
509,400	Univision Communications, Inc.*	11,869,020
296,230	Westwood One, Inc.*	10,347,314

		70,294,080

Medical Products – 2.1%
637,100	Apogent Technologies, Inc.*	12,914,017

Medical Providers – 1.4%
1,459,075	Hooper Holmes, Inc.	8,754,450

Oil Services – 1.0%
185,000	Nabors Industries Ltd.*	6,108,700

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Shares	Description	Value
Common Stocks – (continued)

Property Insurance – 4.0%
244,000	AMBAC Financial Group, Inc.	$14,032,440
244,732	Radian Group, Inc.	10,636,053

		24,668,493

Publishing – 1.0%
191,460	ProQuest Co.*	6,356,472

Security/Asset Management – 3.6%
493,500	Allied Capital Corp.	11,819,325
216,100	Legg Mason, Inc.	10,431,147

		22,250,472

Semiconductors – 4.4%
571,887	Integrated Circuit Systems, Inc.*	10,196,745
520,852	Intersil Corp.*	8,812,816
383,450	Microchip Technology, Inc.*	8,071,623

		27,081,184

Specialty Retail – 2.6%
275,849	99 Cents Only Stores*	6,661,753
421,604	Williams-Sonoma, Inc.*	9,696,892

		16,358,645

Tobacco – 2.2%
397,479	UST, Inc.	13,796,496

Wireless – 1.2%
1,274,800	Crown Castle International Corp.*	2,932,040
1,710,387	Triton PCS Holdings, Inc.*	4,618,045

		7,550,085

TOTAL COMMON STOCKS
(Cost $676,721,062)		$597,118,916

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 3.7%

Joint Repurchase Agreement Account II^
$22,900,000	1.88%	9/3/02	$22,900,000
Maturity Value: $22,904,791

TOTAL REPURCHASE AGREEMENT
(Cost $22,900,000)			$22,900,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $699,621,062)			$620,018,916

Shares	Description	Value
Securities Lending Collateral – 5.9%

36,665,400	Boston Global Investment Trust – Enhanced Portfolio	$36,665,400

TOTAL SECURITIES LENDING COLLATERAL
(Cost $36,665,400)		$36,665,400

TOTAL INVESTMENTS
(Cost $736,286,462)		$656,684,316

*	Non-income producing security.

^	Joint repurchase agreement was entered into on August 30, 2002.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Statements of Assets and Liabilities
August 31, 2002

	Capital	Strategic	Growth
	Growth	Growth	Opportunities
	Fund	Fund	Fund

Assets:

Investment in securities, at value (identified cost $2,107,972,349, $228,717,574, and $699,621,062, respectively)	$2,052,092,765	$187,912,333	$620,018,916
Securities lending collateral, at value	24,852,300	—	36,665,400
Cash	93,477	—	686,820
Receivables:
Dividends and interest	2,574,055	146,894	249,102
Fund shares sold	1,679,110	226,419	4,201,937
Investment securities sold	—	217,362	—
Reimbursement from investment adviser	78,285	37,898	—
Securities lending income	3,220	—	64,457
Other assets	55,303	11,918	4,971

Total assets	2,081,428,515	188,552,824	661,891,603

Liabilities:

Due to Bank	—	76,423	—
Payables:
Payable upon return of securities loaned	24,852,300	—	36,665,400
Investment securities purchased	—	—	1,955,567
Fund shares repurchased	2,946,334	336,205	2,423,257
Amounts owed to affiliates	2,539,798	220,094	750,061
Accrued expenses and other liabilities	107,914	86,426	91,106

Total liabilities	30,446,346	719,148	41,885,391

Net Assets:

Paid-in capital	2,564,324,228	284,961,837	796,201,022
Accumulated net realized loss on investment and futures transactions	(457,462,475)	(56,322,920)	(96,592,664)
Net unrealized loss on investments	(55,879,584)	(40,805,241)	(79,602,146)

NET ASSETS	$2,050,982,169	$187,833,676	$620,006,212

Net asset value, offering and redemption price per share:(a)
Class A	$15.44	$6.95	$14.09
Class B	$14.66	$6.79	$13.84
Class C	$14.64	$6.80	$13.74
Institutional	$15.71	$7.05	$14.27
Service	$15.33	$6.97	$14.03

Shares Outstanding:
Class A	89,956,115	16,366,766	26,147,804
Class B	16,254,272	1,440,998	4,960,488
Class C	6,951,499	751,357	3,462,370
Institutional	20,119,020	8,392,052	9,457,945
Service	389,798	150	33,586

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	133,670,704	26,951,323	44,062,193

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Capital Growth, Strategic Growth and Growth Opportunities Funds is $16.34, $7.35 and $14.91, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Statements of Operations
For the Year Ended August 31, 2002

	Capital	Strategic	Growth
	Growth	Growth	Opportunities
	Fund	Fund	Fund

Investment income:

Dividends(a)	$29,166,154	$1,529,438	$3,950,146
Interest (including securities lending income of $16,091, $0 and $130,965, respectively)	1,079,064	87,049	663,741

Total income	30,245,218	1,616,487	4,613,887

Expenses:

Management fees	26,582,033	2,060,862	7,279,582
Distribution and Service fees(b)	8,858,150	505,719	2,486,292
Transfer Agent fees(b)	4,431,579	297,894	1,185,466
Custodian fees	290,510	100,940	155,621
Registration fees	109,290	59,934	94,366
Professional fees	45,735	41,682	41,682
Service share fees	41,794	7	1,762
Trustee fees	9,943	9,943	9,943
Other	201,186	168,040	173,039

Total expenses	40,570,220	3,245,021	11,427,753

Less — expense reductions	(930,858)	(364,072)	(2,480)

Net expenses	39,639,362	2,880,949	11,425,273

NET INVESTMENT LOSS	(9,394,144)	(1,264,462)	(6,811,386)

Realized and unrealized gain (loss) on investment transactions:

Net realized loss from investment transactions:	(350,333,238)	(43,017,189)	(90,389,681)
Net change in unrealized gain (loss) on investments:	(262,136,464)	(17,842,040)	(94,639,105)

Net realized and unrealized loss on investment transactions	(612,469,702)	(60,859,229)	(185,028,786)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(621,863,846)	$(62,123,691)	$(191,840,172)

(a)	Foreign taxes withheld on dividends were $109,473 for the Capital Growth Fund.
(b)	Class-specific distribution, service and transfer agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Capital Growth Fund	$4,532,390	$3,095,070	$1,230,690	$3,444,616	$588,063	$233,831	$161,725	$3,344
Strategic Growth Fund	310,228	130,115	65,376	235,772	24,722	12,421	24,978	1
Growth Opportunities Fund	1,158,531	797,978	529,783	880,483	151,616	100,659	52,567	141

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Statements of Changes in Net Assets
For the Year Ended August 31, 2002

	Capital	Strategic	Growth
	Growth	Growth	Opportunities
	Fund	Fund	Fund

From operations:

Net investment loss	$(9,394,144)	$(1,264,462)	$(6,811,386)
Net realized loss from investment transactions	(350,333,238)	(43,017,189)	(90,389,681)
Net change in unrealized gain (loss) on investments	(262,136,464)	(17,842,040)	(94,639,105)

Net decrease in net assets resulting from operations	(621,863,846)	(62,123,691)	(191,840,172)

Distributions to shareholders:

From net realized gain on investment transactions
Class A Shares	(3,115,840)	(48,427)	—
Class B Shares	(560,674)	(5,574)	—
Class C Shares	(211,764)	(2,632)	—
Institutional Shares	(712,512)	(20,661)	—
Service Shares	(14,575)	(1)	—

Total distributions to shareholders	(4,615,365)	(77,295)	—

From share transactions:

Proceeds from sales of shares	614,896,329	184,898,084	529,047,941
Reinvestment of dividends and distributions	4,034,350	56,623	—
Cost of shares repurchased	(862,414,497)	(109,982,039)	(396,110,922)

Net increase (decrease) in net assets resulting from share transactions	(243,483,818)	74,972,668	132,937,019

TOTAL INCREASE (DECREASE)	(869,963,029)	12,771,682	(58,903,153)

Net assets:

Beginning of year	2,920,945,198	175,061,994	678,909,365

End of year	$2,050,982,169	$187,833,676	$620,006,212

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Statements of Changes in Net Assets
For the Year Ended August 31, 2001

	Capital	Strategic	Growth
	Growth	Growth	Opportunities
	Fund	Fund	Fund

From operations:

Net investment loss	$(10,481,882)	$(921,946)	$(4,050,153)
Net realized loss from investment and futures transactions	(104,741,888)	(12,577,006)	(1,118,504)
Net change in unrealized loss on investments and futures	(927,524,013)	(37,853,488)	(25,559,628)

Net decrease in net assets resulting from operations	(1,042,747,783)	(51,352,440)	(30,728,285)

Distributions to shareholders:

From net realized gain on investment transactions
Class A Shares	(180,185,022)	(20,740)	(7,186,983)
Class B Shares	(30,938,756)	(3,104)	(1,544,651)
Class C Shares	(10,200,064)	(1,309)	(988,519)
Institutional Shares	(33,317,308)	(5,227)	(2,059,314)
Service Shares	(888,084)	(1)	(6,292)

Total distributions to shareholders	(255,529,234)	(30,381)	(11,785,759)

From share transactions:

Proceeds from sales of shares	791,587,559	155,371,050	512,013,471
Reinvestment of dividends and distributions	231,872,695	26,412	11,072,443
Cost of shares repurchased	(647,167,852)	(68,571,955)	(108,672,612)

Net increase in net assets resulting from share transactions	376,292,402	86,825,507	414,413,302

TOTAL INCREASE (DECREASE)	(921,984,615)	35,442,686	371,899,258

Net assets:

Beginning of year	3,842,929,813	139,619,308	307,010,107

End of year	$2,920,945,198	$175,061,994	$678,909,365

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements
August 31, 2002

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund and Goldman Sachs Growth Opportunities Fund (collectively the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/ dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds based upon the relative proportion of net assets of each class.

C. Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of their investment company taxable income and capital gains to their shareholders. Accordingly, no federal tax provisions are required. Income and capital gain distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E. Foreign Currency Translations — The books and records of each Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date

GOLDMAN SACHS GROWTH EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized appreciation/depreciation on foreign currency related transactions.

F. Segregation Transactions — The Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

G. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the collateral, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. The collateral for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians.

3. AGREEMENTS

Pursuant to the Investment Management Agreements (the “Agreements”), Goldman Sachs Funds Management, L.P. (“GSFM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Capital Growth Fund. Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman Sachs, serves as the investment adviser for the Strategic Growth and Growth Opportunities Funds. Under the Agreements, the respective adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Funds’ portfolios. As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, the respective adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of each Fund. Effective May 1, 2002, GSFM implemented a voluntary management fee waiver on the Capital Growth Fund equal to 0.05% of the Fund’s average daily net assets. The adviser may discontinue or modify this waiver in the future at its discretion.
     Each adviser has voluntarily agreed to limit certain “Other Expenses” of the Capital Growth, Strategic Growth, and Growth Opportunities Funds (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.00%, 0.00%, and 0.11% of the average daily net assets of the Funds, respectively.
     The Trust, on behalf of the Funds, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Funds for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2002

3. AGREEMENTS (continued)
     Goldman Sachs serves as the distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended August 31, 2002, Goldman Sachs advised the Funds that it retained approximately the following amounts:

	Sales Load	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C

Capital Growth	$704,000	$2,000	$2,000

Strategic Growth	316,000	—	—

Growth Opportunities	1,646,000	200	—

     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to 0.25% and 0.25%, respectively (on an annualized basis), of the average daily net asset value of the Service Shares.
     For the year ended August 31, 2002, the Funds’ advisers have voluntarily agreed to reimburse certain expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

	Management		Custody	Total Expense
Fund	Fee Waiver	Reimbursement	Credit	Reductions

Capital Growth	$389	$539	$3	$931

Strategic Growth	—	363	1	364

Growth Opportunities	—	—	2	2

     At August 31, 2002, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Capital Growth	$1,663	$586	$291	$2,540

Strategic Growth	160	37	23	220

Growth Opportunities	496	173	81	750

GOLDMAN SACHS GROWTH EQUITY FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the year ended August 31, 2002 were as follows:

Fund	Purchases	Sales and Maturities

Capital Growth	$275,458,424	$479,158,832

Strategic Growth	155,989,604	79,686,457

Growth Opportunities	614,258,337	485,173,677

     For the year ended August 31, 2002, Goldman Sachs earned approximately $8,000 and $100,000 in brokerage commissions from portfolio transactions executed on behalf of the Capital Growth and Growth Opportunities Funds, respectively.

Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to deposit with a broker or the Funds’ custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds daily, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ hedging strategies and potentially result in a loss.
     At August 31, 2002, the Funds had no open futures contracts.

In-kind Transactions — During the year ended August 31, 2002, the Capital Growth Fund had realized losses of $4,852,625 on securities associated with an in-kind redemption on January 18, 2002. For U.S. federal income tax purposes, this transaction is treated as a non-taxable event to the Fund.

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2002

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through their securities lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. The loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended August 31, 2002 are reported parenthetically on the Statements of Operations. The table below details the following items as of August 31, 2002: 1) market value of the securities on loan by Fund, 2) the amount of cash collateral received for loan transactions, 3) BGA earnings as securities lending agent, 4) compensation earned by the Funds from lending its securities to Goldman Sachs and 5) the amount payable to Goldman Sachs upon return of securities loaned (collateral value). The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware Business Trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940 and is managed by GSAM. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

				Earnings Received	Amount Payable to
				by the Funds	Goldman Sachs
		Cash Collateral	Earnings of BGA	From Lending to	Upon Return of
	Market Value of	Received for Loans	Relating to Securities	Goldman Sachs for	Securities Loaned
	Securities on Loan as	Outstanding as of	Loaned for the Year	the Year Ended	as of
Fund	of August 31, 2002	August 31, 2002	Ended August 31, 2002	August 31, 2002	August 31, 2002

Capital Growth	$23,871,758	$24,852,300	$2,839	$709	$—

Growth Opportunities	35,082,465	36,665,400	23,111	85,699	15,317,000

6. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. This facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the year ended August 31, 2002, the Funds did not have any borrowings under this facility.

GOLDMAN SACHS GROWTH EQUITY FUNDS

7. JOINT REPURCHASE AGREEMENT ACCOUNT

The Funds, together with other registered investment companies having management agreements with GSFM, GSAM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
     At August 31, 2002, the Capital Growth and Growth Opportunities Funds had an undivided interest in the repurchase agreements in Joint Account II which equaled $8,300,000 and $22,900,000, respectively, in principal amount. At August 31, 2002, the following repurchase agreements held in this Joint Account were fully collateralized by Federal Agency obligations:

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Bank of America	$1,000,000,000	1.90%	09/03/2002	$1,000,211,111

Barclays Capital	500,000,000	1.88	09/03/2002	500,104,444

Credit Suisse First Boston Corp.	400,000,000	1.87	09/03/2002	400,083,111

Deutsche Bank Securities, Inc.	1,500,000,000	1.87	09/03/2002	1,500,311,667

Deutsche Bank Securities, Inc.	2,008,900,000	1.89	09/03/2002	2,009,321,869

Greenwich Capital	500,000,000	1.89	09/03/2002	500,105,000

J.P. Morgan Chase & Co.	500,000,000	1.88	09/03/2002	500,104,444

J.P. Morgan Chase & Co.	1,500,000,000	1.89	09/03/2002	1,500,315,000

Merrill Lynch & Co.	200,000,000	1.88	09/03/2002	200,041,778

SG Cowen Securities Corp.	200,000,000	1.90	09/03/2002	200,042,222

UBS Warburg LLC	400,000,000	1.83	09/03/2002	400,081,333

UBS Warburg LLC	500,000,000	1.88	09/03/2002	500,104,444

UBS Warburg LLC	1,000,000,000	1.87	09/03/2002	1,000,207,778

UBS Warburg LLC	1,000,000,000	1.90	09/03/2002	1,000,211,111

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II	$11,208,900,000			$11,211,245,312

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2002

8. ADDITIONAL TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2002 was as follows:

	Capital Growth Fund	Strategic Growth Fund	Growth Opportunities Fund

Distributions paid from:
Net long-term capital gains	$4,615,365	$77,295	$—

Total taxable distributions	$4,615,365	$77,295	$—

As of August 31, 2002, the components of accumulated earnings (losses) on a tax basis were as follows:

	Capital Growth Fund	Strategic Growth Fund	Growth Opportunities Fund

Total undistributed earnings	$—	$—	$—
Capital loss carryforward	(198,040,952)	(14,302,713)	(9,532,870)
Timing differences (post October losses)	(258,754,623)	(31,808,110)	(79,018,492)
Unrealized gains (losses) — net	(56,546,484)	(51,017,338)	(87,643,448)

Total accumulated earnings (losses) — net	$(513,342,059)	$(97,128,161)	$(176,194,810)
Capital loss carryforward years of expiration	2010	2010	2010

At August 31, 2002, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Capital Growth Fund	Strategic Growth Fund	Growth Opportunities Fund

Tax Cost	$2,108,639,249	$238,929,671	$707,662,364

Gross unrealized gain	414,506,250	6,737,350	55,200,514
Gross unrealized loss	(471,052,734)	(57,754,688)	(142,843,962)

Net unrealized security gain (loss)	$(56,546,484)	$(51,017,338)	$(87,643,448)

     The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales.

GOLDMAN SACHS GROWTH EQUITY FUNDS

9. CERTAIN RECLASSIFICATIONS

In order to present the capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in the tax treatment of net operating losses and redemption in-kind activity.

			Accumulated
		Accumulated	Undistributed
		Net Realized	Net Investment
Fund	Paid-in Capital	Gain (Loss)	Loss

Capital Growth	$(14,267,326)	$4,873,182	$9,394,144

Strategic Growth	(1,265,706)	1,244	1,264,462

Growth Opportunities	(6,811,386)	—	6,811,386

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2002

10. SUMMARY OF SHARE TRANSACTIONS

Share activity for the year ended August 31, 2002 is as follows:

	Capital Growth Fund		Strategic Growth Fund		Growth Opportunities Fund

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	22,785,139	$423,397,991	13,003,683	$114,203,654	17,675,229	$312,702,996
Reinvestments of dividends and distributions	142,885	2,817,792	3,507	32,433	—	—
Shares repurchased	(34,268,001)	(611,729,442)	(8,500,964)	(72,050,418)	(15,219,621)	(251,628,496)

	(11,339,977)	(185,513,659)	4,506,226	42,185,669	2,455,608	61,074,500

Class B Shares
Shares sold	2,814,140	50,380,874	353,020	3,061,379	2,175,455	37,796,100
Reinvestments of dividends and distributions	26,384	496,797	526	4,773	—	—
Shares repurchased	(4,501,441)	(75,390,941)	(482,855)	(3,900,316)	(1,331,865)	(21,689,869)

	(1,660,917)	(24,513,270)	(129,309)	(834,164)	843,590	16,106,231

Class C Shares
Shares sold	2,433,930	42,830,336	504,538	4,358,454	1,857,971	32,020,273
Reinvestments of dividends and distributions	9,418	177,159	7	368	—	—
Shares repurchased	(2,264,384)	(37,807,898)	(371,590)	(2,925,627)	(1,077,836)	(17,481,565)

	178,964	5,199,597	132,955	1,433,195	780,135	14,538,708

Institutional Shares
Shares sold	5,153,641	96,490,929	7,320,477	63,274,597	8,599,631	146,154,672
Reinvestments of dividends and distributions	26,437	529,013	2,039	19,049	—	—
Shares repurchased	(7,253,156)	(134,617,042)	(3,865,231)	(31,105,678)	(6,159,660)	(105,290,304)

	(2,073,078)	(37,597,100)	3,457,285	32,187,968	2,439,971	40,864,368

Service Shares
Shares sold	97,515	1,796,199	—	—	21,782	373,900
Reinvestments of dividends and distributions	693	13,589	—	—	—	—
Shares repurchased	(165,759)	(2,869,174)	—	—	(1,085)	(20,688)

	(67,551)	(1,059,386)	—	—	20,697	353,212

NET INCREASE (DECREASE)	(14,962,559)	$(243,483,818)	7,967,157	$74,972,668	6,540,001	$132,937,019

GOLDMAN SACHS GROWTH EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the year ended August 31, 2001 is as follows:

	Capital Growth Fund		Strategic Growth Fund		Growth Opportunities Fund

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	21,017,456	$486,151,957	9,728,783	$106,792,769	16,975,678	$319,890,127
Reinvestments of dividends and distributions	6,698,398	164,577,678	1,499	17,362	379,445	7,019,729
Shares repurchased	(20,945,533)	(475,727,022)	(5,238,421)	(56,795,315)	(3,314,690)	(61,902,137)

	6,770,321	175,002,613	4,491,861	50,014,816	14,040,433	265,007,719

Class B Shares
Shares sold	3,382,523	75,201,556	473,015	5,143,230	2,494,265	46,820,227
Reinvestments of dividends and distributions	1,178,230	27,853,359	233	2,668	74,282	1,366,995
Shares repurchased	(2,782,777)	(61,003,625)	(285,423)	(2,983,737)	(614,596)	(11,291,259)

	1,777,976	42,051,290	187,825	2,162,161	1,953,951	36,895,963

Class C Shares
Shares sold	2,494,827	55,565,310	205,252	2,240,792	1,724,838	32,147,122
Reinvestments of dividends and distributions	368,629	8,699,646	101	1,155	42,193	770,862
Shares repurchased	(1,212,829)	(26,556,822)	(173,636)	(1,817,626)	(473,914)	(8,697,980)

	1,650,627	37,708,134	31,717	424,321	1,293,117	24,220,004

Institutional Shares
Shares sold	7,327,294	171,706,870	3,766,876	41,194,259	5,838,777	112,905,995
Reinvestments of dividends and distributions	1,207,137	29,973,200	449	5,227	102,889	1,914,767
Shares repurchased	(3,401,963)	(79,817,991)	(654,021)	(6,975,277)	(1,472,017)	(26,768,286)

	5,132,468	121,862,079	3,113,304	34,224,209	4,469,649	88,052,476

Service Shares
Shares sold	123,369	2,961,866	—	—	13,429	250,000
Reinvestments of dividends and distributions	31,457	768,812	—	—	5	90
Shares repurchased	(171,921)	(4,062,392)	—	—	(698)	(12,950)

	(17,095)	(331,714)	—	—	12,736	237,140

NET INCREASE	15,314,297	$376,292,402	7,824,707	$86,825,507	21,769,886	$414,413,302

 GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to shareholders

	Net asset	Net					In excess
	value,	investment		Net realized	Total from	From net	of net	From net
	beginning	income		and unrealized	investment	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2002 - Class A Shares	$19.76	$(0.05	) (c)	$(4.24)	$(4.29)	$—	$—	$(0.03)	$(0.03)
2002 - Class B Shares	18.90	(0.18	) (c)	(4.03)	(4.21)	—	—	(0.03)	(0.03)
2002 - Class C Shares	18.88	(0.18	) (c)	(4.03)	(4.21)	—	—	(0.03)	(0.03)
2002 - Institutional Shares	20.02	0.02	(c)	(4.30)	(4.28)	—	—	(0.03)	(0.03)
2002 - Service Shares	19.63	(0.07	) (c)	(4.20)	(4.27)	—	—	(0.03)	(0.03)

2001 - Class A Shares	28.95	(0.06	) (c)	(7.23)	(7.29)	—	—	(1.90)	(1.90)
2001 - Class B Shares	27.99	(0.23	) (c)	(6.96)	(7.19)	—	—	(1.90)	(1.90)
2001 - Class C Shares	27.94	(0.22	) (c)	(6.94)	(7.16)	—	—	(1.90)	(1.90)
2001 - Institutional Shares	29.19	0.03	(c)	(7.30)	(7.27)	—	—	(1.90)	(1.90)
2001 - Service Shares	28.81	(0.08	) (c)	(7.20)	(7.28)	—	—	(1.90)	(1.90)

2000 - Class A Shares	24.96	(0.11	) (c)	6.29	6.18	—	—	(2.19)	(2.19)
2000 - Class B Shares	24.37	(0.30	) (c)	6.11	5.81	—	—	(2.19)	(2.19)
2000 - Class C Shares	24.33	(0.30	) (c)	6.10	5.80	—	—	(2.19)	(2.19)
2000 - Institutional Shares	25.06	—	(c)	6.32	6.32	—	—	(2.19)	(2.19)
2000 - Service Shares	24.88	(0.13	) (c)	6.25	6.12	—	—	(2.19)	(2.19)
FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	24.03	(0.08)		1.01	0.93	—	—	—	—
1999 - Class B Shares	23.57	(0.17)		0.97	0.80	—	—	—	—
1999 - Class C Shares	23.52	(0.16)		0.97	0.81	—	—	—	—
1999 - Institutional Shares	24.07	(0.02)		1.01	0.99	—	—	—	—
1999 - Service Shares	23.96	(0.08)		1.00	0.92	—	—	—	—
FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	18.48	(0.03)		6.35	6.32	—	—	(0.77)	(0.77)
1999 - Class B Shares	18.27	(0.12)		6.19	6.07	—	—	(0.77)	(0.77)
1999 - Class C Shares	18.24	(0.10)		6.15	6.05	—	—	(0.77)	(0.77)
1999 - Institutional Shares	18.45	0.01		6.38	6.39	—	—	(0.77)	(0.77)
1999 - Service Shares	18.46	(0.04)		6.31	6.27	—	—	(0.77)	(0.77)

1998 - Class A Shares	16.73	0.02		4.78	4.80	(0.01)	(0.01)	(3.03)	(3.05)
1998 - Class B Shares	16.67	0.02		4.61	4.63	—	—	(3.03)	(3.03)
1998 - Class C Shares (commenced August 15, 1997)	19.73	(0.02)		1.60	1.58	—	(0.04)	(3.03)	(3.07)
1998 - Institutional Shares (commenced August 15, 1997)	19.88	0.02		1.66	1.68	(0.01)	(0.07)	(3.03)	(3.11)
1998 - Service Shares (commenced August 15, 1997)	19.88	(0.01)		1.66	1.65	—	(0.04)	(3.03)	(3.07)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

							Ratios assuming
							no expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$15.44	(21.74)%	$1,388,868	1.43%		(0.29)%		1.47%		(0.33)%		11%
14.66	(22.31)	238,335	2.18		(1.04)		2.22		(1.08)		11
14.64	(22.33)	101,783	2.18		(1.04)		2.22		(1.08)		11
15.71	(21.41)	316,020	1.03		0.11		1.07		0.07		11
15.33	(21.78)	5,976	1.53		(0.39)		1.57		(0.43)		11

19.76	(26.48)	2,001,259	1.44		(0.25)		1.46		(0.27)		18
18.90	(27.06)	338,673	2.19		(1.00)		2.21		(1.02)		18
18.88	(27.00)	127,839	2.19		(1.00)		2.21		(1.02)		18
20.02	(26.18)	444,195	1.04		0.15		1.06		0.13		18
19.63	(26.58)	8,979	1.54		(0.35)		1.56		(0.37)		18

28.95	25.70	2,736,484	1.45		(0.41)		1.47		(0.44)		34
27.99	24.75	451,666	2.20		(1.16)		2.22		(1.19)		34
27.94	24.75	143,126	2.20		(1.16)		2.22		(1.19)		34
29.19	26.18	497,986	1.05		—		1.07		(0.03)		34
28.81	25.53	13,668	1.55		(0.49)		1.57		(0.52)		34

24.96	3.87	1,971,097	1.44	(b)	(0.53	)(b)	1.47	(b)	(0.56	)(b)	18
24.37	3.39	329,870	2.19	(b)	(1.29	)(b)	2.22	(b)	(1.32	)(b)	18
24.33	3.44	87,284	2.19	(b)	(1.29	)(b)	2.22	(b)	(1.32	)(b)	18
25.06	4.11	255,210	1.04	(b)	(0.20	)(b)	1.07	(b)	(0.23	)(b)	18
24.88	3.84	6,466	1.54	(b)	(0.65	)(b)	1.57	(b)	(0.68	)(b)	18

24.03	34.58	1,992,716	1.42		(0.18)		1.58		(0.34)		30
23.57	33.60	236,369	2.19		(0.98)		2.21		(1.00)		30
23.52	33.55	60,234	2.19		(1.00)		2.21		(1.02)		30
24.07	35.02	41,817	1.07		0.11		1.09		0.09		30
23.96	34.34	3,085	1.57		(0.37)		1.59		(0.39)		30

18.48	29.71	1,256,595	1.40		0.08		1.65		(0.17)		62
18.27	28.73	40,827	2.18		(0.77)		2.18		(0.77)		62
18.24	8.83	5,395	2.21	(b)	(0.86	)(b)	2.21	(b)	(0.86	)(b)	62
18.45	9.31	7,262	1.16	(b)	0.18	(b)	1.16	(b)	0.18	(b)	62
18.46	9.18	2	1.50	(b)	(0.16	)(b)	1.50	(b)	(0.16	)(b)	62

 GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset	Net			Total
	value,	investment		Net realized	from	From net
	beginning	income		and unrealized	investment	realized
	of period	(loss)		gain (loss)	operations	gains

FOR THE YEARS ENDED AUGUST 31,

2002 - Class A Shares	$9.22	$(0.06	) (c)	$(2.21)	$(2.27)	$—	(d)
2002 - Class B Shares	9.07	(0.12	) (c)	(2.16)	(2.28)	—	(d)
2002 - Class C Shares	9.08	(0.12	) (c)	(2.16)	(2.28)	—	(d)
2002 - Institutional Shares	9.30	(0.02	) (c)	(2.23)	(2.25)	—	(d)
2002 - Service Shares	9.23	(0.05	) (c)	(2.21)	(2.26)	—	(d)

2001 - Class A Shares	12.52	(0.06	) (c)	(3.24)	(3.30)	—
2001 - Class B Shares	12.40	(0.13	) (c)	(3.20)	(3.33)	—
2001 - Class C Shares	12.42	(0.13	) (c)	(3.21)	(3.34)	—
2001 - Institutional Shares	12.58	(0.02	) (c)	(3.26)	(3.28)	—
2001 - Service Shares	12.52	(0.04	) (c)	(3.25)	(3.29)	—

2000 - Class A Shares	10.06	(0.06	) (c)	2.52	2.46	—
2000 - Class B Shares	10.04	(0.14	) (c)	2.50	2.36	—
2000 - Class C Shares	10.05	(0.14	) (c)	2.51	2.37	—
2000 - Institutional Shares	10.07	(0.01	) (c)	2.52	2.51	—
2000 - Service Shares	10.06	(0.04	) (c)	2.50	2.46	—
FOR THE PERIOD ENDED AUGUST 31,

1999 - Class A Shares (commenced May 24)	10.00	—		0.06	0.06	—
1999 - Class B Shares (commenced May 24)	10.00	(0.03	) (c)	0.07	0.04	—
1999 - Class C Shares (commenced May 24)	10.00	(0.03	) (c)	0.08	0.05	—
1999 - Institutional Shares (commenced May 24)	10.00	0.01		0.06	0.07	—
1999 - Service Shares (commenced May 24)	10.00	(0.01)		0.07	0.06	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		expenses		loss to		Portfolio
value, end	Total	period	to average		to average		to average		average net		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		assets		rate

$6.95	(24.59)%	$113,813	1.45%		(0.66)%		1.63%		(0.84)%		40%
6.79	(25.11)	9,781	2.20		(1.41)		2.38		(1.59)		40
6.80	(25.08)	5,109	2.20		(1.41)		2.38		(1.59)		40
7.05	(24.17)	59,130	1.05		(0.27)		1.23		(0.45)		40
6.97	(24.46)	1	1.55		(0.58)		1.73		(0.76)		40

9.22	(26.35)	109,315	1.44		(0.52)		1.67		(0.75)		25
9.07	(26.84)	14,235	2.19		(1.27)		2.42		(1.50)		25
9.08	(26.88)	5,613	2.19		(1.27)		2.42		(1.50)		25
9.30	(26.06)	45,898	1.04		(0.15)		1.27		(0.38)		25
9.23	(26.27)	1	1.54		(0.37)		1.77		(0.60)		25

12.52	24.46	92,271	1.44		(0.50)		1.63		(0.69)		19
12.40	23.51	17,149	2.19		(1.24)		2.38		(1.43)		19
12.42	23.58	7,287	2.19		(1.24)		2.38		(1.43)		19
12.58	24.93	22,910	1.04		(0.09)		1.23		(0.28)		19
12.52	24.45	2	1.54		(0.35)		1.73		(0.54)		19

10.06	0.60	10,371	1.44	(b)	(0.17	)(b)	11.70	(b)	(10.43	)(b)	7
10.04	0.40	3,393	2.19	(b)	(0.97	)(b)	12.45	(b)	(11.23	)(b)	7
10.05	0.50	2,388	2.19	(b)	(0.99	)(b)	12.45	(b)	(11.25	)(b)	7
10.07	0.70	5,981	1.04	(b)	0.24	(b)	11.30	(b)	(10.02	)(b)	7
10.06	0.60	2	1.54	(b)	(0.24	)(b)	11.80	(b)	(10.50	)(b)	7

 GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset	Net			Total
	value,	investment		Net realized	from	From net
	beginning	income		and unrealized	investment	realized
	of period	(loss)		gain (loss)	operations	gains

FOR THE YEARS ENDED AUGUST 31,

2002 - Class A Shares	$18.11	$(0.15	) (c)	$(3.87)	$(4.02)	$—
2002 - Class B Shares	17.92	(0.27	) (c)	(3.81)	(4.08)	—
2002 - Class C Shares	17.80	(0.27	) (c)	(3.79)	(4.06)	—
2002 - Institutional Shares	18.26	(0.08	) (c)	(3.91)	(3.99)	—
2002 - Service Shares	18.05	(0.16	) (c)	(3.86)	(4.02)	—

2001 - Class A Shares	19.50	(0.14	) (c)	(0.66)	(0.80)	(0.59)
2001 - Class B Shares	19.45	(0.28	) (c)	(0.66)	(0.94)	(0.59)
2001 - Class C Shares	19.31	(0.28	) (c)	(0.64)	(0.92)	(0.59)
2001 - Institutional Shares	19.59	(0.07	) (c)	(0.67)	(0.74)	(0.59)
2001 - Service Shares	19.45	(0.16	) (c)	(0.65)	(0.81)	(0.59)

2000 - Class A Shares	10.13	(0.11	) (c)	9.71	9.60	(0.23)
2000 - Class B Shares	10.18	(0.24	) (c)	9.74	9.50	(0.23)
2000 - Class C Shares	10.10	(0.24	) (c)	9.68	9.44	(0.23)
2000 - Institutional Shares	10.13	(0.04	) (c)	9.73	9.69	(0.23)
2000 - Service Shares	10.12	(0.12	) (c)	9.68	9.56	(0.23)
FOR THE PERIOD ENDED AUGUST 31,

1999 - Class A Shares (commenced May 24)	10.00	(0.01	) (c)	0.14	0.13	—
1999 - Class B Shares (commenced May 24)	10.00	(0.03	) (c)	0.21	0.18	—
1999 - Class C Shares (commenced May 24)	10.00	(0.03	) (c)	0.13	0.10	—
1999 - Institutional Shares (commenced May 24)	10.00	0.01		0.12	0.13	—
1999 - Service Shares (commenced May 24)	10.00	—		0.12	0.12	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		expenses		loss to		Portfolio
value, end	Total	period	to average		to average		to average		average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$14.09	(22.20)%	$368,361	1.51%		(0.87)%		1.51%		(0.87)%		69%
13.84	(22.77)	68,639	2.26		(1.62)		2.26		(1.62)		69
13.74	(22.81)	47,581	2.26		(1.62)		2.26		(1.62)		69
14.27	(21.89)	134,954	1.11		(0.47)		1.11		(0.47)		69
14.03	(22.27)	471	1.61		(0.99)		1.61		(0.99)		69

18.11	(4.17)	428,981	1.54		(0.74)		1.54		(0.74)		66
17.92	(4.92)	73,776	2.29		(1.49)		2.29		(1.49)		66
17.80	(4.85)	47,738	2.29		(1.49)		2.29		(1.49)		66
18.26	(3.79)	128,182	1.14		(0.34)		1.14		(0.34)		66
18.05	(4.24)	232	1.64		(0.84)		1.64		(0.84)		66

19.50	95.73	188,199	1.52		(0.64)		1.61		(0.73)		73
19.45	94.27	42,061	2.27		(1.38)		2.36		(1.47)		73
19.31	94.43	26,826	2.27		(1.38)		2.36		(1.47)		73
19.59	96.67	49,921	1.12		(0.23)		1.21		(0.32)		73
19.45	95.41	3	1.62		(0.69)		1.71		(0.78)		73

10.13	1.30	8,204	1.44(b	)	(0.27	)(b)	14.15	(b)	(12.98	)(b)	27
10.18	1.80	520	2.19(b	)	(1.04	)(b)	14.90	(b)	(13.75	)(b)	27
10.10	1.00	256	2.19(b	)	(1.12	)(b)	14.90	(b)	(13.83	)(b)	27
10.13	1.30	5,223	1.04(b	)	0.39	(b)	13.75	(b)	(12.32	)(b)	27
10.12	1.20	2	1.54(b	)	0.03	(b)	14.25	(b)	(12.68	)(b)	27

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — Growth Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Capital Growth Fund, Strategic Growth Fund and Growth Opportunities Fund (collectively “the Growth Equity Funds”), portfolios of Goldman Sachs Trust at August 31, 2002, the results of each of their operations and the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the three years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Growth Equity Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Growth Equity Funds for the periods ended prior to August 31, 2000 were audited by other independent accountants whose reports dated October 8, 1999 expressed unqualified opinions thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2002

Trustees and Officers (Unaudited)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age[1]	with The Trust[2]	served[3]	During Past 5 Years	Trustee[4]	Trustee[5]

Ashok N. Bakhru Age: 60	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994- March 1996 and November 1998 to present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (since 1989); Member of Cornell University Council (since 1992); Trustee of the Walnut Street Theater (1992-Present); Trustee, Citizens Scholarship Foundation of America (since 1998); Director, Private Equity Investors-III and IV (since November 1998 and Equity- Limited Investors II (since April 2002); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (since 2000).	65	None
Chairman of the Board and Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).
Patrick T. Harker Age: 43	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (since February 2000); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (since July 1999); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000).	65	None
Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

				Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age[1]	with The Trust[2]	served[3]	During Past 5 Years	Trustee[4]	Trustee[5]

Mary P. McPherson Age: 67	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (since October 1997); President of Bryn Mawr College (1978-1997); Director, Smith College (since 1998); Director, Josiah Macy, Jr. Foundation (health educational programs) (since 1977); Director, Philadelphia Contributionship (insurance) (since 1985); Director Emeritus, Amherst College (1986-1998); Director, Dayton Hudson Corporation (general retailing merchandising) (1988-1997); Director, The Spencer Foundation (educational research) (since 1993); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (since 1997).	65	None
			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).
Wilma J. Smelcer Age: 53	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); Chief Administrative Officer, Bank of America, Illinois (1996-1997); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (since April 2001).	65	None
			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).
Richard P. Strubel Age: 63	Trustee	Since 1987	President, COO and Director, Unext, Inc. (provider of educational services via the internet) (since 1999); Director, Cantilever Technologies, Inc. (a private software company) (since 1999); Trustee, The University of Chicago (since 1987); Managing Director, Tandem Partners, Inc. (1990-1999).	65	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (57 Portfolios).
			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

Interested Trustees

Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age[1]	with The Trust[2]	served[3]	During Past 5 Years	Trustee[4]	Trustee[5]

*David B. Ford Age: 56	Trustee	Since 1994	Advisory Director, Goldman Sachs (since December 2001); Director, Goldman Sachs Princeton, LLC (formerly, Commodities Corp. LLC) (futures and commodities traders) (April 1997-December 2001); Managing Director, J. Aron & Company (commodity dealer and risk management adviser) (November 1996-December 2001); Managing Director, Goldman Sachs Investment Management Division (November 1996-December 2001); Chief Executive Officer and Director, CIN Management (investment adviser) (August 1996-December 2001); Chief Executive Officer and Managing Director and Director, Goldman Sachs Asset Management International (November 1995 and December 1994, respectively to December 2001); Co-Head, GSAM (November 1995-December 2001); Co-Head and Director, Goldman Sachs Funds Management, L.P. (November 1995 and December 1994, respectively to December 2001); and Chairman and Director, Goldman Sachs Asset Management Japan Limited (November 1994-December 2001).	65	None
Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).
*Alan A. Shuch Age: 52	Trustee	Since 1990	Advisory Director — GSAM (since May 1999); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999).	65	None
Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age[1]	with The Trust[2]	served[3]	During Past 5 Years	Trustee[4]	Trustee[5]

*Kaysie P. Uniacke Age: 41	Trustee & Assistant Secretary	Since 2001	Managing Director, GSAM (since 1997); and Vice President and Senior Fund Manager, GSAM (1988 to 1997).	65	None
		Since 1997	Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAMI or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs Asset Management, 32 Old Slip, New York, New York, 10005, Attn: Howard B. Surloff.

[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.

[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the Trustees without shareholder vote) the date the Trustee attains the age of 72 years; or (d) the Trust terminates.

[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2002, the Trust consisted of 59 portfolios, including the Funds described in the Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.

[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age and Address	with the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Gary D. Black 32 Old Slip New York, NY 10005 Age: 42	President	Since 2001	Managing Director, Goldman Sachs (since June 2001); Executive Vice President, AllianceBernstein (October 2000-June 2001); Managing Director, Global Institutional Investment Management, Sanford Bernstein (January 1999-October 2000) and Senior Research Analyst, Sanford Bernstein (February 1992-December 1998).
President — Goldman Sachs Mutual Fund Complex (since 2001) (registered investment companies).
James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 42	Vice President	Since 1997	Managing Director, Goldman Sachs (since October 1999); Vice President of GSAM (April 1997-December 1999); and Vice President and General Manager, First Data Corporation-Investor Services Group (1994 to 1997).
Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).
James McNamara 4900 Sears Tower Chicago, IL 60606 Age: 39	Vice President	Since 2001	Managing Director, Goldman Sachs (since December 1998); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).
Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).
John M. Perlowski 32 Old Slip New York, NY 10005 Age: 37	Treasurer	Since 1997	Vice President, Goldman Sachs (since July 1995); and Director/ Fund Accounting & Custody, Investors Bank & Trust Company (November 1993-July 1995).
Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).
Howard B. Surloff 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2001	Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (since December 1997); Assistant General Counsel and Vice President, Goldman Sachs (since November 1993 and May 1994, respectively); Counsel to the Funds Group, GSAM (November 1993-December 1997).
Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2001) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAMI or an affiliate thereof is the investment adviser, administrator and/or distributor.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Growth Equity Funds — Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue code, Capital Growth and Strategic Growth Funds designated $4,615,365 and $77,295, respectively, as capital gain dividends paid during the year ended August 31, 2002.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, **the Investment Management Division** of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $319 billion in assets under management as of June 30, 2002 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results

- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products

- Thoughtful Solutions
- Risk Management

Outstanding Client Service

- Dedicated Service Teams
- Excellence and Integrity

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.



INTERNATIONAL EQUITY
Higher Risk/Return
DOMESTIC EQUITY
ASSET ALLOCATION PORTFOLIOS
SPECIALTY
FIXED INCOME
MONEY MARKET
Lower Risk/Return

International Equity Funds

- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds

- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Mid Cap Value Fund
- Concentrated Growth Fund†
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund
- CORE℠ Tax-Managed Equity Fund

Specialty Funds

- Internet Tollkeeper Fund℠
- Real Estate Securities Fund

Asset Allocation Funds

- Balanced Fund
- Asset Allocation Portfolios

Fixed Income Funds

- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Core Fixed Income Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund*
- Enhanced Income Fund

Money Market Funds[1]

[1] An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Goldman Sachs Research Select Fund℠, Internet Tollkeeper Fund℠ and CORE℠ are service marks of Goldman, Sachs & Co.

**Effective July 1, 2002, the Adjustable Rate Government Fund was renamed the Ultra-Short Duration Government Fund.*

† The Goldman Sachs Concentrated Growth Fund was launched on September 3, 2002.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES
Ashok N. Bakhru, *Chairman*
David B. Ford
Patrick T. Harker
Mary Patterson McPherson
Alan A. Shuch
Wilma J. Smelcer
Richard P. Strubel
Kaysie P. Uniacke

OFFICERS
Gary D. Black, *President*
James A. Fitzpatrick, *Vice President*
James A. McNamara, *Vice President*
John M. Perlowski, *Treasurer*
Howard B. Surloff, *Secretary*

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS FUND MANAGEMENT, L.P.
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Funds. Investors should read the Prospectus carefully before investing or sending money.

The Strategic Growth Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund's returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total returns may not be as significant.

The Funds' foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2002 Goldman, Sachs & Co. All rights reserved. Date of first use: October 30, 2002 / 02- 1879

GROWTHAR / 146.6K / 10-02